UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

ENDOCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27212	33-0618093
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

(949) 450-5400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement and Registration Rights Agreement

On March 10, 2005, Endocare, Inc. (“Endocare”) entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) in connection with a private placement of its securities to certain institutional and other accredited investors (each, an “Investor” and collectively, the “Investors”) for aggregate gross proceeds of $15.6 million. Pursuant to the terms of the Purchase Agreement, Endocare sold a total of (i) 5,635,378 shares of its common stock, par value $0.001 (the “Shares”), and (ii) warrants (the “Warrants”) to purchase an aggregate of 3,944,748 shares of its common stock, par value $0.001 (“Warrant Shares”). Seven Hills Partners, a merchant bank based in San Francisco, California, managed the transaction.

Pursuant to the Purchase Agreement, each of Endocare, on the one hand, and the Investors, on the other hand, made representations and warranties regarding matters that are customarily included in financings of this nature. The Purchase Agreement also contained certain conditions to closing, which were satisfied prior to the closing, which occurred on March 11, 2005.

The securities sold pursuant to the Purchase Agreement have not yet been registered under the Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. Pursuant to the Registration Rights Agreement, Endocare is required to file a registration statement on Form S-2 within 30 days following the closing for purposes of registering the resale of the Shares and the Warrant Shares. If the registration statement is not filed with the Securities and Exchange Commission (the “SEC”) within 30 days after the closing, then Endocare has agreed to make pro-rata payments to each of the Investors in an amount equal to 1% of the aggregate purchase price paid by each Investor for the Shares for each 30-day period following the filing deadline. In addition, Endocare has agreed to make similar payments to the Investors if the registration statement is not declared effective by the SEC prior to the earlier of: (i) if the SEC informs Endocare that no review of the registration statement will be made, then five business days after the later of (A) the date on which the SEC shall have informed Endocare that no review of the registration statement will be made, or (B) the date on which Endocare shall have filed its internal control report pursuant to Section 404 of the Sarbanes-Oxley Act of 2002; or (ii) the ninetieth day after the closing date.

Pursuant to the Registration Rights Agreement, each of Endocare, on the one hand, and the Investors, on the other hand, have agreed to indemnify the other party and certain affiliates against certain liabilities related to the registration statement.

Two members of Endocare’s management team, Chairman and Chief Executive Officer Craig T. Davenport and President and Chief Operating Officer William J. Nydam, made personal investments in the transaction in the amounts of $184,999.99 and $499,998.85, respectively. In addition, a member of Endocare’s board of directors, John R. Daniels, M.D., invested $299,999.31 in the transaction.

The description of the terms and conditions of the Purchase Agreement and the Registration Rights Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, which are hereby incorporated herein by reference.

Warrants

Pursuant to the terms of the Purchase Agreement, each of the Investors was issued a Series A Warrant to purchase shares of common stock at an exercise price of $3.50 per share and a Series B Warrant to purchase shares of common stock at an exercise price of $4.00 per share. The number of shares underlying each Series A Warrant is equal to 35% of the number of shares sold to the respective Investor in the transaction. Similarly, the number of shares underlying each Series B Warrant is equal to 35% of the number of shares sold to the respective Investor in the transaction. The Warrants expire on March 11, 2010. The Warrants are exercisable solely for cash, except in limited circumstances after the first anniversary of the closing date if there is not an effective registration statement covering the resale of the shares underlying the Warrants.

The Warrants provide for adjustment of the number and kind of securities purchasable upon exercise of the Warrants, as well as for adjustment of the per share exercise price, upon the occurrence of certain specified events. These specified events include, without limitation, the payment by Endocare of a dividend or a distribution on its common stock in shares of common stock, the consolidation or merger of Endocare with another entity in which Endocare is not the surviving entity, and the recapitalization, reclassification or reorganization of the capital stock of Endocare. The Warrants also contain a weighted-average anti-dilution adjustment provision which provides for an adjustment to the per share exercise price in the event that Endocare issues shares of its common stock for per share consideration that is less than the exercise price then in effect, subject to customary exceptions.

Each Warrant is callable by Endocare at a price of $0.01 per share underlying such Warrant if shares of Endocare’s common stock trade above certain dollar thresholds ($6.50 for the Series A Warrants and $7.50 for the Series B Warrants) for 20 consecutive trading days commencing on any date after the effectiveness of the registration statement required by the Registration Rights Agreement.

The description of the terms and conditions of the Warrants set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Series A Warrant and the Form of Series B Warrant attached hereto as Exhibits 4.1 and 4.2, respectively, which are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 11, 2005, Endocare closed on the sale of an aggregate of 5,635,378 shares of its common stock at a per share cash purchase price of $2.77, for aggregate gross proceeds of $15.6 million. In addition, pursuant to the terms of the Purchase Agreement, Endocare issued warrants to purchase an aggregate of 3,944,748 shares of its common stock, 1,972,374 of which are initially exercisable at a price of $3.50 per share, and 1,972,374 of which are initially exercisable at a price of $4.00 per share.

The foregoing sales were made in reliance on the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 506 of Regulation D thereof in that the offer and sale of securities to the Investors did not involve a public offering. Each of the Investors represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Appropriate legends were affixed to the stock certificates representing the Shares and to the Warrants.

Additional information regarding the sale of the Shares and the Warrants is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

10.1	Purchase Agreement, dated as of March 10, 2005, by and between Endocare and the Investors (as defined therein).

10.2	Registration Rights Agreement, dated as of March 10, 2005, by and between Endocare and the Investors (as defined therein).

99.1	Press Release, issued on March 14, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.

March 15, 2005	By:	/s/ Michael R. Rodriguez

Michael R. Rodriguez
Senior Vice President, Finance
and Chief Financial Officer

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